American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Capital Appreciation Fund
Supplement dated February 16, 2018 Summary Prospectuses dated May 1, 2017 (as revised August 1, 2017) and September 22, 2017 and Prospectuses dated May 1, 2017 and September 22, 2017

The following replaces the Portfolio Managers section on page 3 of the summary prospectuses and page 4 of the prospectuses.
Portfolio Managers
Rob Brookby, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2018.
Nalin Yogasundram, Portfolio Manager, has been a member of the team that manages the fund since 2013.

The following replaces The Fund Management Team section on pages 7-8 of the prospectuses.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Rob Brookby
Mr. Brookby, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2018. From 2008 to 2018, he was a portfolio manager for Putnam Investments. He has a bachelor of arts degree in economics from Northwestern University and an MBA from Harvard University.
Nalin Yogasundram
Mr. Yogasundram, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2013 as an investment analyst and became a portfolio manager in 2016. Prior to joining American Century, he was an equity analyst for T. Rowe Price. He has bachelor’s degree from the University of Arkansas, a master’s degree from Southern Methodist University and an MBA from The Wharton School of the University of Pennsylvania.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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